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                                                                    EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

                  As independent public accountants, we hereby consent to the incorporation of our report, dated June 30, 1999, incorporated by reference into this Form 8-K, into the Learn2.com, Inc.'s previously filed Registration Statements No. 333-64365, 333-69861 and 333-80357 on Form S-3 and
Registration Statements No. 333-65525, 333-10341 and 333-10339 on Form S-8.


                               /s/ ARTHUR ANDERSEN LLP
                               ARTHUR ANDERSEN LLP


New York, New York
July 22, 1999